Exhibit 10.6

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made as of September 30, 2008, by and among Vivakor; Inc., a Nevada corporation (the "Pledgor"), in favor of Rico Italia Investments, Inc., a Nevada corporation (the "Lender"),

WITNESSETH:

WHEREAS, the Pledgor's management owns ninety four percent (94%) of the shares of the Common Stock (the "Shares") of HealthAmerica, Inc., a Nevada corporation (the "Company");

WHEREAS, the Pledgor is the Borrower under that certain Secured Nonrecourse Promissory Note in the principal amount of $1,500,000.00 dated of even date herewith (the "Note"), which Note is issued pursuant to the Acquisition Agreement and Plan of Acquisition dated of even date herewith between the Pledgor, Richard Taulli (Principal Shareholder of HealthAmerica) and HealthAmerica, Inc. (the "Acquisition Agreement");

WHEREAS, it is a condition precedent to the acquisition contemplated by the Acquisition Agreement that the Pledgor shall have executed and delivered this Agreement, pursuant to which the Pledgor pledges all of the Shares and any proceeds thereof and 100% of the prior outstanding shares and all assets of HealthAmerica, Inc. to secure repayment of all principal, interest, costs and charges in or under the Note (the "Pledged Shares"):

NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lender to permit payment of the exercise price with the Note, the Pledgor hereby agrees as follows:

1. Pledge and Grant of Security Interest. As security for the prompt and complete payment and performance of any and all obligations, now or hereafter existing, of the Pledgor under this Agreement or the Note, including any extensions, modifications, substitutions, amendments and renewals hereof or thereof, whether for principal, interest;, fees, premiums, expenses, reimbursement obligations, indemnification or otherwise, the Pledgor hereby pledges to the Lender, and grants to the Lender a security interest in, any and all of the Pledgor's right, title and interest in and to the following, whether now owned or existing or hereafter acquired or owned (collectively, the "Collateral"):

(a)     the Pledged Shares;

(b)     all securities or other instruments in addition to, in substitution of, or in exchange for any of the Pledged Shares (whether as a distribution in connection with any recapitalization, reorganization or reclassification, a stock dividend or otherwise);

(c)     any distributions of cash or property as described in the Acquisition Agreement, the Note and in respect of the items described in the preceding clauses (a) and (b);

(d)     all proceeds and products of any of the foregoing items, however and whenever acquired and in whatever form;

(e)     100% of the assets held by HealthAmerica prior to the acquisition by VivaKor; and

(f)     ten percent (10%) of the cash held by Vivakor and HealthAmerica from the acquisition thereof, up to $100,000.00 as liquidated damages.

Notwithstanding any other provision of this Agreement, the aggregate of value of the Collateral shall be limited to the value that is at all tithes not less than the aggregate of the outstanding balance of the Note, plus all interest accrued thereon through the date of Maturity of the Note.

2. Delivery of Collateral; After-Acquired Collateral.

(a)     Simultaneously with or prior to the execution of this Agreement, all certificates or instruments representing or evidencing the Collateral shall be delivered to the Lender and held by or on behalf of the Lender pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, including signature guarantees, all in form and substance satisfactory to the Lender. The Lender shall have the right during the existence of an Event of Default (as defined in the Note) but without any requirement for prior written notice to the Pledgor, to transfer to or to register in the name of the Lender or any of its nominees any or all of the Collateral. Except as provided in Section 12 hereof, the Pledgor shall maintain all voting rights in the Collateral.

(b)     While this Agreement is in effect, if the Pledgor becomes entitled to receive or receives any additional Collateral, the Pledgor shall accept such Collateral on behalf of and for the benefit of the Lender and shall promptly deliver such additional Collateral to the Lender together with duly executed forms of assignment, and such additional Collateral shall be deemed to be part of the Collateral hereunder.

3. Distributions. While this Agreement is in effect, the Pledgor shall be entitled to receive all dividends, distributions and other property (cash or otherwise) paid or distributed in respect to any of the Collateral, except after an Event of Default, in which case all of which shall be paid to the Lender and shall be applied promptly to the payment of the principal and then to the accrued interest under the Loan.

4. Representations and Warranties of the Pledgor. The Pledgor hereby represents and warrants to the Lender as of the date hereof and for as long as any of the Pledgor's obligations or liabilities under the Note or this Agreement remains outstanding:

(a)     to the best knowledge of Pledgor; the Pledgor has good and indefeasible title to the Collateral and has the right to grant the security interest provided for herein, and none of the Collateral is subject to any lien, pledge, charge, encumbrance or security interest or right or option on the part of any third person to purchase or otherwise acquire the Collateral or any part thereof. There exists no adverse claim with respect to the Collateral;

(b)     to the best knowledge of Pledgor, as of the date hereof, all of the shares of the Collateral are fully vested, and none of the Collateral is subject to forfeiture Of any nature;

(c)     the Pledgor intends this Agreement and the pledge of Collateral hereunder to create a valid and perfected first priority security interest hi the Collateral;

(d)     to the best knowledge of Pledgor; no security agreement, financing agreement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Lender pursuant to this Agreement;

(e)     to the best knowledge of Pledgor the execution, delivery and performance by the Pledgor of this Agreement will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Pledgor is a party or by which the Pledgor is bound; to the best knowledge of Pledgor; none of the Collateral is subject to any unpaid capital call or dispute, any buy-sell, voting trust, transfer restriction, preferential right to purchase or similar agreement or any option, warrant, put or call or similar agreement or other rights or restrictions in favor of third persons; all of the Collateral is duly authorized, fully paid, validly issued and non-assessable and was not issued in violation of the rights of any person; this Agreement accurately describes the Collateral owned and pledged by the Pledgor;

(f)     to the best knowledge of Pledgor, no dispute, right of setoff, counterclaim or defense exists with respect to any portion of the Collateral;

(g)     the Pledgor's signature on this Agreement is genuine and the Pledgor has the legal competence and capacity to execute this Agreement;

(h)     the address given herein as the Pledgor's principal place of residence is the Pledgor's true and correct principal place of residence; and

(j)     this Agreement constitutes the legal, valid and binding obligation of the Pledgor.

5. Covenants of the Pledgor. The Pledgor hereby covenants that, until such time as all of the outstanding principal of and interest on the Note has been repaid and all other obligations of the Pledgor hereunder or thereunder have been discharged, the Pledgor shall:

(a)     not create, incur, assume or suffer to exist any pledge, security interest, encumbrance, lien or charge of any kind against the Collateral or the Pledgor's rights as a holder thereof, other than pursuant to this Agreement;

(b)     promptly execute and deliver at his or her own expense such further instruments and documents (including Uniform Commercial Code or other applicable financing statements) and do such further acts and things as the Lender may reasonably request in order to effect the purposes of this Agreement;

(c)     warrant and defend title to and ownership of the Collateral at his or her own expense against the claims and demands of all other parties Claiming an interest therein;

(d)     notify the Lender promptly upon change of his or her principal place of residence;

(e)     if any of the Collateral is an uncertificated security within the meaning of the UCC or otherwise not evidenced by any stock certificate or similar certificate or instrument, the Pledgor agrees to promptly notify the Lender and take all actions necessary to ensure perfection of the security interest under prevailing and applicable law, including, as applicable; under Article 8 or 9 of the UCC, and, without any limitation of the foregoing, prior to or concurrently with the pledge hereunder of the Collateral to which this section applies (arid as reasonably requested by the Lender thereafter), use commercially reasonable efforts to ensure that all Collateral that is an uncertificated security is reregistered in the name of the Lender;

(f)     if any of the Collateral is a certificated security within the meaning of the UCC, the Pledgor agrees to, simultaneously with or prior to the execution of this Agreement (and as reasonably requested by the Lender thereafter), take all actions necessary to ensure perfection of the security interest under prevailing and applicable law, including, as applicable, under Article 8 or 9 of the UCC, and, without any limitation of the foregoing, deliver all certificates or instruments representing or evidencing the Collateral to the Lender, accompanied by a duly executed assignment separate from the certificate in the form attached hereto as Exhibit A;

(g)      pay all taxes, assessments and charges assessed with respect to the Collateral;

(h)     shall not issue any shares, warrants, options or other security obligations in HealthAmerica Acquisition Corp unless such shares are added as Pledged Shares under this Agreement, or upon written consent of Lender;

(i)     Shall not sell, dispose of, transfer or encumber in any manner the assets of HealthAmerica or the entity which is the result of the merger of HealthAmerica and HealthAmerica Acquisition Corp.; and

(j)     do all such other things as the Lender may reasonably deem necessary or appropriate in order to assure to the Lender its security interests under this Agreement, to the extent that such acts are not inconsistent with any provision of this Agreement.

6.  Event of Default. Upon the occurrence of an Event of Default (as defined in the Note), the Lender shall have the right to exercise any and all the rights; powers and remedies of any owner of the Collateral (including, without limitation, the right to vote the Collateral) and shall have and may exercise without demand any and all of the rights and remedies granted to a secured party upon default under the Uniform Commercial Code of Nevada or otherwise available to the Lender under applicable law. The Pledgor agrees that in the event the Lender shall, during the existence of an Event of Default, sell the Collateral or any portion thereof at any private sale or sales, the Lender shall have the right to rely upon the advice and opinion of independent appraisers and other personas, which appraisers and other persons are acceptable to the Lender, as to the best price reasonably obtainable upon such a private sale thereof. The Pledgor shall have no right to redeem any of the Collateral after any such sale or assignment. At any such sale or auction, the Lender may bid for; and become the purchaser of, the whole or any part of the Collateral offered for sale. In case of any such sale, after deducting the costs, reasonable attorneys' fees and other expenses of sale and delivery, the remaining proceeds of such sale shall be applied promptly to the payment first of accrued interest and then to principal under the Note; provided, however, that after payment in full of the indebtedness evidenced by the Note; the balance of the proceeds of sale then remaining shall be paid to the Pledgor and, the Pledgor shall be entitled to the return of any of the Collateral remaining in the hands of the Lender. Notwithstanding anything herein to the contrary, in case of any Event of Default, Pledgor shall have; with respect to the Collateral, all notice and reinstatement rights applicable by California statute to foreclosure of real property security. In any event, the Pledgor shall not be liable for any deficiency if the proceeds of sale of the Collateral are insufficient to pay the accrued and unpaid interest together with the remaining unpaid principal on the Note.

Pledgor

7.  Costs and Attorneys' Fees. All costs and expenses (including reasonable attorneys' fees and any transfer, stamp or other similar taxes with respect to the transfer of any Collateral to the Lender) incurred in exercising any right, power or remedy conferred by this Agreement or in the enforcement thereof, shall become part of the indebtedness secured hereunder and be payable immediately upon demand.

8. Payment of Note and Release of Collateral. Upon payment in full of the Note and the discharge of all of the Pledgor's obligations tinder the Note and under this Agreement, the Lender shall surrender the remaining Collateral, if any, to the Pledgor together with all forms of assignment.

9.           No Waiver; Cumulative Remedies. The Lender Shall not by any act, delay, omission, or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Lender, and then only to the extent therein set forth. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. No failure to exercise, nor any delay in exercising on the part of the Lender; any right, power Or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

10.           Notices. All notices and other communications hereunder shall be in writing and shall be given as described in the Note.

11.           Pledgor and Lender Corporate Offices. The address of the corporate offices of the Pledgor and the Lender as of the date hereof follows:

Vivakor, Inc.	Rico Italia Investments, Inc.
2590 Holiday Rd., Suite 100	2808 Cowan Circle
Coralville, IA 52241	Las Vegas, NV 891.07

12.   Proxy and Power of Attorney. THE PLEDGOR HEREBY IRREVOCABLY GRANTS TO THE LENDER THE PLEDGOR'S PROXY EXERCISABLE ONLY DURING THE EXISTENCE OF AN EVENT OF DEFAULT TO VOTE ANY COLLATERAL AND APPOINTS THE LENDER THE PLEDGOR'S ATTORNEY-IN-FACT, EXERCISABLE ONLY DURING THE EXISTENCE OF AN EVENT OF DEFAULT TO PERFORM ALL OBLIGATIONS OF THE PLEDGOR UNDER THIS AGREEMENT. THE PROXY AND POWER. OF ATTORNEY GRANTED HEREIN ARE COUPLED WITH AN INTEREST AND ARE IRREVOCABLE PRIOR TO PAYMENT IN FULL OF THE INDEBTEDNESS EVIDENCED BY THE NOTE.

13.  Modifications. No amendment; modification, termination, discharge or waiver of any provision of this Agreement shall be effective unless the same shall be set forth in writing and signed by the Pledgor and the Lender and then only to the extent specifically set forth therein.

14.  Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

15.   Entirety. This Agreement and the Note represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating hereto and thereto.

16.   Governing Law. The rights arid liabilities of the parties hereto shall be determined in accordance with the laws of the County of Clark, State of Nevada, without regard to conflicts of law principles.

17. Acknowledgment. The Pledgor hereby acknowledges that (a) he/she has fully read this Agreement and any and all related matters and documents, and (b) he/she fully understands all terms of this Agreement and any and all related matters and documents:

18.   Construction. The language used in this Agreement is the language chosen by the parties hereto to express their intent, and thus the Pledgor hereby acknowledges and expressly agrees that the terms of this Agreement shall not be construed against the Lender under any doctrine or rule which results in construal against the Lender as drafter hereof.

19.  Successors and Assigns. If the Lender shall designate a successor to the Lender, such successor shall automatically be substituted for the Lender hereunder and shall take free from any defenses the Pledgor may have against the Lender or any other person whatsoever. This Agreement shall be binding on the Pledgor and the Pledgor’s heirs, executors, administrators, successors and assigns and shall inure to the benefit of the Lender and its successors and assigns. The Pledgor may not assign this Agreement without the prior written consent of the Lender, which consent may be withheld by the Lender in its sole discretion. The Lender may assign- this Agreement without the consent of the Pledgor.

20.  Captions and Headings. Captions and headings are for convenience only, are not a part of, and shall not be used to construe any provision of this Agreement.

21.  Counterparts. This Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

IN WITNESS WHEREOF, this Pledge Agreement has been executed as of the date first written above.

“PLEDGOR” Vivakor, Inc. By: /s/ Tannin Fuja Tannin Fuja Title: President	“LENDER” Rico Italia Investments, Inc. By: /s/ Richard A. Taulli Richard A. Taulli Title: President